UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549 FORM 8-K/A Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934.

Date of Report: May 05, 2005 (Date of earliest event reported)
M-Wave Inc (Exact name of registrant as specified in its charter)

IL (State or other jurisdiction of incorporation)	0-19944 (Commission File Number)	36-3809819 (IRS Employer Identification Number)

475 Industrial Drive (Address of principal executive offices)		60185 (Zip Code)
(630) 562-5550 (Registrant's telephone number, including area code)

Not Applicable (Former Name or Former Address, if changed since last report)

 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition

On May 5, 2005, M-Wave, Inc. issued an amended press release discussing its results of operations in the first quarter of 2005. A copy of such press release is filed as an exhibit hereto and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits

(a) Financial statements:
            None
(b) Pro forma financial information:
            None
(c) Exhibits
            99.1       Amended Press Release of M-Wave Inc dated May 05, 2005

SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 05, 2005	M-WAVE INC By: /s/ Jim Mayer Jim Mayer CEO

Exhibit Index
Exhibit No.	Description
99.1	Press Release of M-Wave Inc dated May 05, 2005